SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          Form 8-K


                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)
                    February 25, 1998


                  RESIDENTIAL ASSET SECURITIES CORP
 (Exact name of the registrant as specified in its charter)


                         33-56893;
  Delaware                333-28791               51-0362653
(State or other   (Commission File Number)      (I.R.S Employee
jurisdiction of                                    Identification No.)
incorporation)

8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota                       (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000




Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the February 1998 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-KS1    RASC
1995-KS2    RASC


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1995-KS3  RASC  1995-KS4 RASC 1996-KS1 RASC 1996-KS2 RASC 1996-KS3 RASC 1996-KS4
RASC 1996-KS5 RASC 1997-KS1 RASC 1997-KS2 RASC 1997-KS3 RASC 1995-K1 RASC 1997-KS4 GR1RASC 1997-KS4GR2 RASC 1997-KS4 GR1RASC 1997-KS4GR2 RASC 1997-KS4 GR1RASC 1997-KS4 GR2RASC 1997-KS4GRP2RASC ->



Item 7.  Financial Statements and Exhibits
(a)  See attached monthly reports
































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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET
SECURITIES CORP

   By: /s/Davee Olson
 Name: Davee Olson
Title: Treasurer
       and Chief Financial Officer
Dated: February 25, 1998

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET
SECURITIES CORP

   By:
 Name: Davee Olson
Title: Treasurer
       and Chief Financial Officer
Dated: February 25, 1998




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